Exhibit 10.11
              FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND
                      ALLONGE TO JUNIOR SUBORDINATED NOTE


        FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND ALLONGE TO JUNIOR SUBORDINATED NOTE, dated as of February 7, 1996 (the "Amendment"), between NRE HOLDINGS, INC., a Delaware corporation ("Holdings") and BANCBOSTON INVESTMENTS, INC., a Massachusetts corporation ("BBI").

        WHEREAS, Holdings and BBI are parties to a Securities Purchase Agreement dated as of November 30, 1994 (as amended and in effect from time to time, the "Agreement"); and

        WHEREAS, Holdings has executed and delivered to BBI a Junior Subordinated Note dated as of November 30,1994 in the original principal amount of $600,000 (as amended and in effect from time to time, the "BBI Note"); and

        WHEREAS, each of Holdings and BBI which to amend certain provisions of the Agreement and the BBI Note as more specifically set forth herein;

        NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.      Amendment to Section 3 of Securities Purchase Agreement.
Section 3.1 of the Agreement is hereby amended by deleting the date "March 31, 2005" from the first sentence thereof and substituting in place thereof the date "August 31, 2006".

        2.      Amendment to Section 10 of Securities Purchase Agreement.
Section 10.2 of the Agreement is hereby amended by (a) deleting the phrase "; and" in subsection (b) and inserting a period in place thereof and (b) by deleting subsection (c) in its entirety.

        3. Amendment and Allonge to BBI Note. The BBI Note is hereby amended by deleting the date "March 31, 2005" which appears in the first sentence of the first paragraph of such BBI Note and substituting in place thereof the date "August 31, 2006".

        4. Representations and Warranties. Holdings represents and warrants that all the representations and warranties as set forth in each of the Agreement and the BBI Note are true and correct in all material respects on and as of the date hereof. All such representations and warranties are hereby ratified, affirmed and incorporated





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herein by reference, with the same force and effect as though set forth herein in their entirety.

        5. Definitions. Each capitalized term used herein without specific definition shall have the same meaning herein as in the Agreement.

        6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any obligation or any of the rights of Holdings or BBI.

        7. Ratification, Etc. Except as expressly amended hereby, the Agreement and the BBI Note, as the case may be, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Agreement and this Amendment, and the BBI Note and this Amendment, as the case may be, shall be read and construed as a single agreement. All references in the Agreement or the BBI Note, as the case may be, or any related agreement or instrument to the Agreement or the BBI Note, as the case may be, shall hereafter refer to the Agreement and the BBI Note, as the case may be, as amended hereby.

        8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

        10. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon receipt by BBI of counterparts of this Amendment duly executed by each of Holdings and BBI.





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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement and Junior Subordinated Note to be executed by their duly authorized officers as a document under seal as of the date first set forth above.

                                                NRE HOLDINGS, INC.



                                                By: \s
                                                Title: Chief Executive Officer


                                                BANCBOSTON INVESTMENTS, INC.



                                                By:
                                                Title:






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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement and Junior Subordinated Note to be executed by their duly authorized officers as a document under seal as of the date first set forth above.

                                                NRE HOLDINGS, INC.



                                                By:
                                                Title:


                                                BANCBOSTON INVESTMENTS, INC.



                                                By:  \s Mary Josephs
                                                Title: Vice President